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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                iGo Corporation
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            (Exact name of Registrant as specified in its charter)

 California (prior to reincorporation)                          94-3174623
    Delaware (after reincorporation)
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(State of incorporation or organization)                 (IRS Employer I.D. No.)

                     2301 Robb Drive, Reno, Nevada  89523
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              (Address of principal executive offices) (Zip Code)

       Securities to be registered pursuant to Section 12(b) of the Act:

                 Title of each class to be registered:   NONE
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     Name of each exchange on which each class is to be registered:   N/A
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If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [_]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective upon filing pursuant to General Instruction A.(d), please check the following box. [X]


Item 1.  Description of Registrant's Securities to be Registered
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Information required by this item is incorporated by reference to the description of capital stock provided under the caption "Description of Capital Stock" in the Registration Statement on Form S-1 of iGo Corporation, filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (Registration No. 333-84723) (the "Registration Statement").
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       Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $.001 Par Value
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                               (Title of Class)


Item 2. Exhibits
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        The following exhibits are filed as a part of this registration statement:

        *1. Form of specimen certificate of Registrant's Common Stock.

        *2. Third Amended and Restated Articles of Incorporation

        *3. Second Amended and Restated Registration Rights Agreement dated as of July 30, 1999

        *4. Bylaws
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* Incorporated herein by reference to the  Exhibits to the 1933 Act Registration
  Statement.


                                  SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Dated:  August 12, 1999.             iGo Corporation


                                     By:  /s/  Mick Delargy
                                        ------------------------------
                                        Name:  Mick Delargy
                                        Title: Chief Financial Officer